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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 14, 2003


                           DYNACQ INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



           000-20554                                    76-0375477
           ---------                                    ----------
   (Commission File Number)                          (I.R.S. Employer
                                                    Identification No.)



            10304 Interstate 10 East, Suite 369, Houston, Texas 77029 (Address of principal executive offices, including zip code)


                          (713) 673-6432 (Registrant's
                     telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired. Inapplicable.

(b)      Pro Forma Financial Information. Inapplicable.

(c)      Exhibits

Exhibit Number             Exhibit Description
--------------             -------------------
99.1                       Press Release dated April 14, 2003

Item 9.   Regulation FD Disclosure and

Item 12.  Results of Operation and Financial Condition

Dynacq International, Inc. has reported its financial results for its second fiscal quarter ended February 28, 2003. The company's press release dated April 14, 2003 announcing the results is attached as Exhibit 99.1. All information in the press release is furnished but not filed. This information is being provided under Item 12.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DYNACQ INTERNATIONAL, INC.



                                                 By:    /S/ Philip S. Chan
                                                       -------------------------
                                                       Philip S. Chan,
                                                       Chief Financial Officer




DATE: April 17, 2003